UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): September 6, 2006 (September 1, 2006)


                       PAR PHARMACEUTICAL COMPANIES, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                            FILE NUMBER 1-10827               22-3122182
(State or other jurisdiction of   (Commission File Number)         (IRS Employer
incorporation or organization)                               Identification No.)

300 TICE BOULEVARD, WOODCLIFF LAKE, NEW JERSEY                             07677
    (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (201) 802-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 | | Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
 | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
 | | Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
 | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01.  OTHER EVENTS

On September 1, 2006, Par Pharmaceutical Companies, Inc. (the "Company") received a purported notice of default from the trustee of the Company's 2.875% Senior Subordinated Convertible Notes Due 2010 (the "Notes"). The trustee claims, in essence, that the Company's failure to include financial statements in its Quarterly Report on Form 10-Q for the second quarter of 2006 constitutes a default under Section 6.2 of the Indenture, dated as of September 30, 2003 (the "Indenture"), between the Company, as issuer, and American Stock Transfer and Trust Company, as trustee (the "Trustee"), relating to the Notes. The notice of default asserts that if the purported default continues unremedied for 30 days after the receipt of the notice, an "event of default" will occur under the Indenture. Under the terms of the Indenture, the occurrence of an event of default would afford the Trustee or certain holders of the Notes the right to declare all unpaid principal of and accrued interest on the Notes immediately due and payable.

The Company believes that it has complied with its obligations under the Indenture relating to the Notes. Therefore, the Company believes that the above-mentioned notice of default is invalid and without merit. While the indentures of some public companies specifically require those companies to provide trustees with copies of their annual and quarterly reports within 15 days of the date that those reports ARE DUE TO BE FILED with the Securities and Exchange Commission (the "SEC"), the Company's Indenture does not. Rather, under the Indenture, the Company is required only to provide the Trustee with copies of its annual and other reports (or copies of such portions of such reports as the SEC may by rules and regulations prescribe) that it is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, within 15 calendar days AFTER IT FILES such annual and other reports with the SEC. Moreover, the Indenture specifically contemplates providing the Trustee with portions of reports. On August 24, 2006 (within 15 days of its filing with the SEC), the Company delivered to the Trustee a copy of its Quarterly Report on Form 10-Q for the second quarter of 2006. The Company's Form 10-Q did not include the Company's financial statements for the second quarter of 2006 and related Management's Discussion and Analysis due to the Company's ongoing work to restate certain of its past financial statements, and therefore, in accordance with SEC rules, the Company filed a Form 12b-25 Notification of Late Filing disclosing the omissions. The Company's Form 12b-25 also was provided to the Trustee on August 24, 2006. Accordingly, the Company believes that it has complied with the Indenture provision in question.

The Company is actively continuing its work on restating certain of its past financial statements as disclosed in its July 6, 2006 Current Report on Form 8-K and will file its restated financial statements as well as its financial statements for the second quarter of 2006 in amended SEC reports as soon as practicable.

CERTAIN STATEMENTS IN THIS CURRENT REPORT ON FORM 8-K CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. TO THE EXTENT THAT ANY STATEMENTS MADE IN THIS CURRENT REPORT ON FORM 8-K CONTAIN INFORMATION THAT IS NOT HISTORICAL, SUCH STATEMENTS ARE ESSENTIALLY FORWARD-LOOKING AND ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, INCLUDING THE EXTENT AND IMPACT OF THE ACCOUNTING AND RESTATEMENT ISSUES DISCUSSED IN THE COMPANY'S CURRENT REPORTS ON FORM 8-K FILED WITH THE SEC ON JULY 6, 2006, JULY 24, 2006 AND AUGUST 28, 2006, AS WELL THE RISKS AND UNCERTAINTIES DISCUSSED FROM TIME TO TIME IN OTHER OF THE COMPANY'S FILINGS WITH THE SEC, INCLUDING ITS ANNUAL REPORTS ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND CURRENT REPORTS ON FORM 8-K. THE COMPANY CAN MAKE NO ASSURANCE AS TO
(A) THE EXACT TIME PERIODS FOR OR AMOUNTS BY WHICH THE COMPANY WILL NEED TO RESTATE ITS FINANCIAL INFORMATION, (B) WHEN THE COMPANY WILL BE ABLE TO COMPLETE THE RESTATEMENT AND FILE RESTATED FINANCIAL STATEMENTS WITH THE SEC OR (C) THE POTENTIAL EFFECTS OF THE RESTATEMENT, INCLUDING THE EFFECTS OF ANY (I) DELAYS IN FILING SUCH RESTATED FINANCIAL STATEMENTS, (II) INVESTIGATIONS, INFORMAL OR OTHERWISE, CONDUCTED BY THE SEC OR OTHER ENTITIES OR (III) LAWSUITS FILED AGAINST THE COMPANY IN CONNECTION THEREWITH, INCLUDING ANY IN CONNECTION WITH THE PURPORTED DEFAULT UNDER THE INDENTURE. ANY FORWARD-LOOKING STATEMENTS INCLUDED IN THIS CURRENT REPORT ON FORM 8-K ARE MADE AS OF THE DATE HEREOF ONLY,


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BASED ON INFORMATION AVAILABLE TO THE COMPANY AS OF THE DATE HEREOF, AND,
SUBJECT TO ANY APPLICABLE LAW TO THE CONTRARY, THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.


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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 6, 2006


                                    PAR PHARMACEUTICAL COMPANIES, INC.
                                    ----------------------------------
                                             (Registrant)



                                    /s/ Thomas Haughey
                                    -------------------------------------
                                    Name:  Thomas Haughey
                                    Title: Executive Vice President and General
                                           Counsel